SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2007
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


    Maryland                        0-30507                       94-3324992
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 (State or other jurisdiction       (Commission                 (IRS Employer
        of incorporation)            File Number)            Identification No.)


               420 Florence Street, Suite 200, Palo Alto, CA 94301
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 4.01.         Changes In Registrant's Certifying Accountant

On January 30, 2007, the Registrant was informed by Pohl, McNabola, Berg & Co., LLP ("PMB"), the Registrant's independent registered public accounting firm, that PMB has consummated a merger with Helin, Donovan, Trubee & Wilkinson., LLP ("HDTW"). HDTW is located in Austin, Texas, and is registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP ("PMB+HD"). The Registrant is required to file this Form 8-K as notification that PMB+HD has succeeded PMB as the Registrant's independent registered public accounting firm. The Registrant's Board of Directors will review and confirm the status of the post merger engagement of PMB+HD as soon as practicable.

PMB's reports on the Registrant's consolidated financial statements as of and for the nine months ended September 30, 2005 (a transitional fiscal period resulting from the change of the Registrant's fiscal year end from December 31 to September 30), and the fiscal year ended September 30, 2006, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and through January 30, 2007, there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused them to make reference thereto in their reports on the financial statements for such periods. During the Registrant's two most recent fiscal years and through January 30, 2007, there have been no "reportable events," as defined in Regulation S-B Item 304(a)(1)(iv)(B).

The Registrant requested that PMB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PMB agrees with the above statements. A copy of PMB's letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

During the Registrant's two most recent fiscal years and through January 30, 2007, neither the Registrant, nor anyone on its behalf, consulted with HDTW regarding either the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Registrant's financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

ITEM 9.01.        Financial Statements And Exhibits

(d)      Exhibits

         (16) Letter regarding changes in certifying accountant


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 1, 2007             BellaVista Capital, Inc.



                                      By:      /s/ MICHAEL RIDER
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                                               Michael Rider, President





























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